Collaboration Agreement	12 Months Ended
Dec. 31, 2022
Southland Holdings [Member]
Collaboration Agreement

16.	Collaboration Agreement

In the past we have participated in a collaborative arrangement with S. J. Louis, Inc. (“SJ Louis”) to pursue various construction projects. The scope of services provided by us and SJ Louis would vary from project to project. When a project was successfully awarded as a result of this collaborative arrangement it would be awarded solely to us, or SJ Louis. The party that was awarded the contract would book costs incurred by, or due to, the other party as cost of construction.